                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 24, 2001
                                 Date of Report
                        (Date of earliest event reported)




                            MEMBERWORKS INCORPORATED
             (Exact name of registrant as specified in its charter)





      DELAWARE                       0-21527                     06-1276882
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)




                               9 West Broad Street
                           Stamford, Connecticut 06902
                    (Address of principal executive offices,
                               including zip code)



                                 (203) 324-7635
                         (Registrant's telephone number,
                              including area code)

                            MEMBERWORKS INCORPORATED

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On August 24, 2001, pursuant to an Agreement and Plan of Merger dated as of August 7, 2001, as amended by a First Amendment to the Agreement and Plan of Merger dated as of August 24, 2001, MemberWorks Incorporated ("MemberWorks"), a Delaware Corporation, sold its subsidiary, iPlace, Inc. ("iPlace"), to Homestore.com, Inc. ("Homestore"). MemberWorks received approximately $51 million in cash (including the repayment of debt) and 1.6 million shares of Homestore stock valued at approximately $35 million as of the closing date. Under the terms of the merger, MemberWorks is prohibited from selling any Homestore stock for a period of 120 days after the closing date and subsequently may only sell 1/12th of the shares in any calendar month.

The purchase price paid by Homestore and the other material terms of the Merger Agreement and related transaction documents were determined by arms-length negotiations between the Stockholders of iPlace and Homestore.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements
     Not applicable.

(b)  Pro Forma Financial Information
     Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 30,
     2001.
     Unaudited Pro Forma Consolidated Condensed Statement of Operations for the year ended June 30, 2001.
     Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

(c)  Exhibits

The following exhibits are included as part of this report:

2.1* Agreement and Plan of Merger by and among Homestore.com, Inc., iPlace, Inc. and the Stockholders of iPlace, Inc.

2.2*      First Amendment to the Agreement and Plan of Merger.

99.1*     Press release of Registrant, dated August 27, 2001.

* Previously filed with the Commission with the initial Form 8-K on September 7, 2001.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEMBERWORKS INCORPORATED
                                        (Registrant)

Date:  November 6, 2001                 By:   /s/ Gary A. Johnson
                                          ______________________________________
                                              Gary A. Johnson, President and
                                              Chief Executive Officer

                            MEMBERWORKS INCORPORATED

The accompanying unaudited pro forma consolidated condensed financial statements and related notes are presented in accordance with Securities and Exchange Commission (the "Commission") rules and regulations to illustrate the pro forma effect of the sale by MemberWorks Incorporated (the "Company") of its subsidiary, iPlace, Inc. ("iPlace"), to Homestore.com, Inc. ("Homestore") pursuant to an Agreement and Plan of Merger dated as of August 7, 2001, and amended by a First Amendment to the Agreement and Plan of Merger dated as of August 24, 2001.

The unaudited pro forma consolidated condensed balance sheet is based on the assumption that the sale was completed on June 30, 2001. The unaudited pro forma consolidated condensed statement of operations is based on the assumption that the sale was completed on July 1, 2000.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma consolidated condensed financial statements. The pro forma data are not necessarily indicative of the financial results that would have occurred had the transaction been effective on July 1, 2000 or June 30, 2001 and should not be viewed as indicative of operations in future periods. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the notes thereto and the financial statements and footnotes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

                            MEMBERWORKS INCORPORATED

           CONSOLIDATED CONDENSED PRO FORMA BALANCE SHEET (UNAUDITED)
                                  JUNE 30, 2001
                                 (IN THOUSANDS)



                                                                  MemberWorks                         iPlace
                                                                  Historical        Pro Forma       Historical       Pro Forma
                                                                 June 30, 2001     Adjustments     June 30, 2001     Combined
                                                                 -------------     -----------     -------------     ---------
                        ASSETS
Current assets:
     Cash and cash equivalents                                    $  22,736        $48,836 a,b    $  (1,528)        $  70,044
     Marketable securities                                               --         34,540 b             --            34,540
     Accounts receivable                                             20,446             --           (2,423)           18,023
     Prepaid membership materials                                     3,903             --               --             3,903
     Prepaid expenses                                                 5,857             --           (3,109)            2,748
     Membership solicitation and other deferred costs               154,059             --           (8,947)          145,112
                                                                    -------         ------          -------           -------
         Total current assets                                       207,001         83,376          (16,007)          274,370
Fixed assets, net                                                    39,687             --           (1,667)           38,020
Goodwill, net                                                        84,395             --          (36,540)           47,855
Intangible and other assets, net                                     17,378             --           (5,332)           12,046
                                                                    -------         ------          -------           -------
         Total assets                                             $ 348,461      $  83,376        $ (59,546)          372,291
                                                                  =========      =========        =========           =======


     LIABILITIES AND SHAREHOLDERS (DEFICIT) EQUITY
Current liabilities:
     Current maturities of long-term obligations                  $     516      $      --        $     (13)        $     503
     Accounts payable                                                49,505         14,982 a        (20,353)           44,134
     Accrued liabilities                                             64,634          1,042 c         (4,234)           61,442
     Due to related parties                                           2,028         (2,028)a             --                --
     Deferred membership fees                                       243,024             --          (18,157)          224,867
                                                                    -------         ------          -------           -------
         Total current liabilities                                  359,707         13,996          (42,757)          330,946
Long-term liabilities                                                 3,057             --               --             3,057
                                                                    -------         ------          -------           -------
         Total liabilities                                          362,764         13,996          (42,757)          334,003
                                                                    -------         ------          -------           -------


Minority interest                                                     6,505             --           (6,505)               --
Mandatorily redeemable convertible preferred
     securities of subsidiary                                         5,157             --           (5,157)               --

Shareholders' (deficit) equity:
     Preferred stock, $0.01 par value --
         1,000 shares authorized; no shares issued                       --             --               --                --
     Common stock, $0.01 par value --
         40,000 shares authorized; 17,308 shares issued                 173             --               --               173
Capital in excess of par value                                      107,835             --               --           107,835
Accumulated deficit                                                 (80,196)        64,253 d             --           (15,943)
Accumulated other comprehensive loss                                   (370)            --               --              (370)
Treasury stock -- 1,920 shares at cost                              (53,407)            --               --           (53,407)
                                                                    -------         ------          -------           -------
         Total shareholders' (deficit) equity                       (25,965)        64,253               --            38,288
                                                                    -------         ------          -------           -------
         Total liabilities and shareholders' (deficit) equity     $ 348,461      $  78,249        $ (54,419)        $ 372,291
                                                                  =========      =========        =========           =======




 See notes to pro forma consolidated condensed financial statements (unaudited)

                            MEMBERWORKS INCORPORATED

      CONSOLIDATED CONDENSED PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2001
                                 (IN THOUSANDS)

                                                                       MemberWorks            iPlace
                                                                        Historical           Historical      Pro Forma
                                                                       June 30, 2001        June 30, 2001    Combined
                                                                       -------------        -------------    ---------
Revenues                                                               $ 475,726             $42,116         $433,610

Expenses:
   Operating                                                              90,368              13,767           76,601
   Marketing                                                             305,032              23,114          281,918
   General and administrative                                             99,732              20,310           79,422
   Amortization of goodwill and other intangibles                         10,918               6,413            4,505
   Non-recurring charge                                                    3,000                  --            3,000
                                                                        --------            --------         --------
Operating loss                                                           (33,324)            (21,488)         (11,836)
Net loss on sale of investment                                            (2,172)                 --           (2,172)
Other (expense) income                                                      (450)                 78             (528)
                                                                        --------            --------         --------
(Loss) income before equity in affiliate and minority interest           (35,946)            (21,410)         (14,536)
Equity in income of affiliate                                                 83                  --               83
Minority interest                                                          9,106               9,106               --
                                                                        --------            --------         --------
Net (loss) income from continuing operations                           $ (26,757)          $ (12,304)        $(14,453)
                                                                        ========            ========          =======
Basic earnings from continuing operations per share                       $(1.75)                             $ (0.95)
                                                                        ========                              =======
Diluted earnings from continuing operations per share                     $(1.75)                             $ (0.95)
                                                                        ========                              =======
Weighted average common shares used in earnings per
     share calculations:
        Basic                                                             15,248                               15,248
                                                                        ========                              =======
        Diluted                                                           15,248                               15,248
                                                                        ========                              =======




 See notes to pro forma consolidated condensed financial statements (unaudited)

                            MEMBERWORKS INCORPORATED

   NOTES TO CONSOLIDATED CONDENSED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1.  BASIS OF PRESENTATION

The unaudited pro forma consolidated condensed balance sheet is based on the Company's audited balance sheet as of June 30, 2001, iPlace's unaudited balance sheet as of June 30, 2001 and upon the adjustments described below. The unaudited pro forma consolidated condensed balance sheet is based on the assumption that the sale was completed on June 30, 2001. The unaudited pro forma consolidated condensed statement of operations for the year ended June 30, 2001 is based on the Company's audited statement of operations for the year ended June 30, 2001, iPlace's unaudited statement of operations for the year ended June 30, 2001 and upon the adjustments described below. The unaudited pro forma consolidated condensed statement of operations is based on the assumption that the sale was completed on July 1, 2000.

NOTE 2.  PRO FORMA ADJUSTMENTS

The following adjustments have been made to the unaudited pro forma consolidated condensed balance sheet at June 30, 2001 (in thousands):

a. Represents the receipt of funds from Homestore to repay intercompany balances owed to MemberWorks and a loan from a related party to iPlace.

     Debit -- Cash and cash equivalents             $12,954
     Debit -- Due to related parties                  2,028
     Credit -- Accounts payable                      14,982

b. Represents the receipt of cash, stock and cash in escrow in exchange for the sale of iPlace to Homestore.

     Debit -- Cash and cash equivalents             $32,179
     Debit -- Cash and cash equivalents               3,703
     Debit -- Marketable securities                  34,540
     Credit -- Gain on sale                          70,422

c.   Represents the accrual of sale related costs and taxes.

     Debit -- Gain on sale                           $1,042
     Credit -- Accrued liabilities                    1,042

d. Represents the gain recognized on the sale of iPlace net of sale related costs.

     Proceeds (see b above)                         $70,422
     Sale related costs (see c above)                (1,042)
                                                    -------
     Net proceeds                                    69,380
     Less: net assets of iPlace                       5,127
                                                    -------
     Gain on sale of iPlace                         $64,253
                                                    =======




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